SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549




                                      FORM 8-K



                                   CURRENT REPORT




                         PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported)           July 22, 1999
                                                          (July 19, 1999)



                             WESTERN RESOURCES, INC.
              (Exact Name of Registrant as Specified in Its Charter)




             KANSAS                      1-3523               48-0290150
(State or Other Jurisdiction of       (Commission             (Employer
Incorporation or Organization)        File Number)        Identification No.)



   818 KANSAS AVENUE, TOPEKA, KANSAS                                 66612
(Address of Principal Executive Offices)                          (Zip Code)




Registrant's Telephone Number Including Area Code (785) 575-6300

                              WESTERN RESOURCES, INC.

Item 5. Other Events

Western Resources herein files the following:

Exhibit 99.1 - Press release and employee update issued on July 19, 1999:
Western Resources, KCPL Reach Agreement in Missouri

Exhibit 99.2 - Press release and employee update issued on July 22, 1999:
Western Resources Announces Stock Repurchase Plan













































                               SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                             Western Resources, Inc.




Date     July 22, 1999                By      /s/ William B. Moore
                                        William B. Moore, Executive Vice
                                          President, Chief Financial
                                            Officer and Treasurer